UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22912

BNY Mellon Investment Funds II, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	4/30/2024

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Global Emerging Markets Fund

SEMI-ANNUAL REPORT April 30, 2024

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2023, through April 30, 2024, as provided by Portfolio Managers, Alex Khosla and Liliana Castillo Dearth of Newton Investment Management Limited, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended April 30, 2024, the BNY Mellon Global Emerging Markets Fund (the “fund”) produced a total return of 10.04% for Class A shares, 9.65% for Class C shares, 10.23% for Class I and 10.22% for Class Y shares.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a total return of 15.40% for the same period.2

Emerging-markets equities gained ground during the reporting period as monetary policies promoted local economic growth, and the U.S. dollar weakened relative to most emerging-markets currencies. The fund underperformed the Index largely due to positioning in the financial and consumer sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities (or derivative or other strategic instruments with similar economic characteristics) of companies organized or with their principal place of business, or majority of assets or business, in emerging-markets countries. The sub-adviser employs a fundamental, bottom-up investment process that emphasizes quality, return on capital employed and governance. The process of identifying investment ideas begins by identifying a core list of investment themes. These themes are based primarily on observable, global economic, industrial or social trends that the sub-adviser believes will positively affect certain sectors or industries and cause stocks within these sectors or industries to outperform others. The sub-adviser then identifies specific companies, using investment themes to help focus on areas where thematic and strategic research indicate positive returns are likely to be achieved.

Macroeconomic and Currency Trends Drive Emerging Markets

During the reporting period, effective monetary policies in many emerging-markets economies made progress in balancing inflation control with stimulating economic activity, thereby increasing investor confidence. At the same time, several major emerging-markets countries, including India, Brazil, Mexico and Turkey, implemented meaningful structural reforms that helped drive economic growth while attracting foreign investment. Emerging markets also benefited from flattening U.S. interest rates, as the U.S. Federal Reserve reached the end of its rate hiking cycle, which led to the stabilization and eventual weakening of the U.S. dollar relative to emerging-markets currency. Several emerging-markets economies also gained from a wave of investment in artificial intelligence (“AI”), which drove soaring demand for AI-related products and services, many of which were provided by fast-growing emerging-markets companies. China underperformed the wider asset class, due to the country’s unexpectedly slow economic recovery and increasing U.S.-China tensions. However, Chinese equities partially recovered late in the period, as the country’s first-quarter 2024 economic growth exceeded expectations, while resilient earnings and policy support further boosted sentiment.

Positioning in the Financial and Consumer Sectors Detract

Financial sector positioning detracted most significantly from the fund’s performance relative to the Index. Hong Kong-based insurer AIA Group underperformed after the release of 2023 full-year results showed disappointing profits despite strong business growth. However, AIA is backed by a strong balance sheet and appears to be well positioned, given long-term demographic trends in China and Asia. Shares recovered some losses late in the period. HDFC Bank Ltd. also detracted, largely due to higher funding requirements in the wake of the bank’s merger with HDFC in 2023, and because a tighter liquidity environment in India reduced deposit availability. In the consumer sectors, shares in fast-food restaurant company Yum China Holdings, Inc. suffered from softening consumer demand and concern about growing competitive threats. Shares in China-based food-delivery platform Meituan lost ground after the company warned of a slowdown in demand. India’s Marico Ltd. detracted, with second-quarter results from the consumer-goods business revealing a drop in revenues due to domestic price cuts and currency headwinds in overseas business. Shares in India-based household and personal products company Hindustan Unilever were also weak as investors worried about intensifying competition facing the company. Pharmacy chain Raia Drogasil SA underperformed in a weaker Brazilian market.

On the positive side, relatively strong gains in the information technology and communication services sectors were led by online classified company Info Edge India Ltd., which performed well on confidence that an improvement in the global macroeconomic outlook will lead to a recovery in IT hiring, while strength in non-IT recruitment should offset weakness in the near term. Renewed investor enthusiasm related to increasing corporate investments in AI led to strong performance at several leading semiconductor equipment and materials companies, including Netherlands-based ASML Holding NV, U.S.-based Lam Research and Netherlands-based ASM International NV. In the consumer discretionary sector, shares in India’s food services platforms Zomato Ltd. performed well, as the company’s operating margin reached breakeven point on a consolidated basis. Underweight exposure to China-based online services provider Alibaba Group Holdings also bolstered relative performance, as the company’s share price fell after management canceled plans to spin off its cloud computing unit.

Remaining Focused on Long-Term Opportunities

After a challenging decade for emerging markets’ performance, we see a more promising outlook for the region in the years to come. From a cyclical point of view, we believe emerging economies are likely to experience stronger growth than developed economies, as growth in developed markets is starting to decelerate, while emerging markets are holding relatively stable. Recently, inflation has also moderated, which may help ease the headwind coming from the strength of the U.S. dollar. In addition, emerging markets offer investors unique, idiosyncratic investment opportunities directly exposed to global megatrends, such as decarbonization, and domestic secular growth opportunities, such as financial inclusion.

Putting cyclical factors aside, as long-term investors, we are excited about the prospects ahead for emerging markets. In our opinion, the challenges of the last decade have also brought significant innovations in products and services across the region. The fund has exposure to companies with strong, durable return potential and long growth runways, either addressing evolving domestic needs or taking a share of global industries. Current valuations

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

look compelling compared to developed markets and, in some cases, a company’s own history.

May 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2025, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI Emerging Markets Index is a free, float-adjusted, market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-markets countries.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity. These risks generally are greater with emerging-markets countries than with more economically and politically established foreign countries.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Emerging Markets Fund from November 1, 2023 to April 30, 2024. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2024

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.53	$10.43	$5.23	$5.12
Ending value (after expenses)	$1,100.40	$1,096.50	$1,102.30	$1,102.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2024

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.27	$10.02	$5.02	$4.92
Ending value (after expenses)	$1,018.65	$1,014.92	$1,019.89	$1,019.99
†

Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 2.00% for Class C, 1.00% for Class I and .98% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2024 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.5%
Brazil - 8.6%
B3 SA - Brasil Bolsa Balcao	2,047,623		4,239,099
Raia Drogasil SA	1,527,953		7,544,720
TOTVS SA	847,730		4,518,963
WEG SA	1,630,007		12,455,933
XP, Inc., Cl. A	373,217		7,639,752
			36,398,467
China - 23.0%
Centre Testing International Group Co. Ltd., Cl. A	1,916,747	[a]	3,321,489
Contemporary Amperex Technology Co. Ltd. Cl. A	327,100		9,167,507
Foshan Haitian Flavouring & Food Co. Ltd., Cl. A	772,900	[a]	4,185,732
NARI Technology Co. Ltd., Cl. A	2,535,946	[a]	8,230,644
NetEase, Inc.	426,600		7,982,368
Proya Cosmetics Co. Ltd., Cl. A	527,900	[a]	7,961,004
Shenzhen Inovance Technology Co. Ltd., CI. A	1,344,206	[a]	11,056,913
Sungrow Power Supply Co. Ltd., CI. A	606,900	[a]	8,653,295
Tencent Holdings Ltd.	491,568		21,612,193
Trip.com Group Ltd.	172,000	[a]	8,378,190
Yum China Holdings, Inc.	195,841		7,150,155
			97,699,490
Hong Kong - 4.2%
AIA Group Ltd.	1,973,200		14,469,457
Prudential PLC	405,058		3,524,735
			17,994,192
India - 25.3%
Avenue Supermarts Ltd.	78,403	[a,b]	4,325,542
HDFC Bank Ltd.	678,757		12,364,413
HDFC Life Insurance Co. Ltd.	992,050	[b]	6,938,620
Hindustan Unilever Ltd.	185		4,945
ICICI Bank Ltd.	637,910	[a]	8,794,329
Info Edge India Ltd.	189,421		13,662,016
Mahindra & Mahindra Ltd.	298,171	[a]	7,667,362
Marico Ltd.	1,342,056		8,313,742
Pidilite Industries Ltd.	171,603	[a]	6,251,853
Sona Blw Precision Forgings Ltd.	1,023,238	[b]	7,654,647
Tata Consultancy Services Ltd.	304,129		13,924,566
Titan Co. Ltd.	148,338	[a]	6,367,089

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
India - 25.3% (continued)
Zomato Ltd.	4,767,231	[a]	10,927,067
			107,196,191
Indonesia - 4.4%
Bank Mandiri Persero TBK Pt	30,153,000		12,726,547
Bank Rakyat Indonesia Persero TBK Pt	19,454,500		5,867,029
			18,593,576
Japan - 1.3%
Advantest Corp.	40,700		1,251,075
Unicharm Corp.	140,200		4,169,505
			5,420,580
Mexico - 3.6%
Banco del Bajio SA	397,875	[a,b]	1,470,656
Wal-Mart de Mexico SAB de CV	3,743,961		13,954,550
			15,425,206
Netherlands - 1.8%
ASML Holding NV	8,751		7,627,571
Peru - 1.6%
Credicorp Ltd.	41,969		6,950,486
Philippines - .0%
GT Capital Holdings, Inc.	1		11
Poland - 1.5%
Dino Polska SA	67,030	[a,b,c]	6,431,533
South Africa - 1.4%
Clicks Group Ltd.	392,117		6,075,148
South Korea - 4.4%
Samsung Electronics Co. Ltd.	259,357		14,354,917
Samsung SDI Co. Ltd.	13,369		4,131,845
			18,486,762
Taiwan - 12.0%
Advantech Co. Ltd.	13,000	[a]	151,711
Chroma ATE, Inc.	667,000	[a]	5,405,624
Delta Electronics, Inc.	663,000	[a]	6,519,375
Taiwan Semiconductor Manufacturing Co. Ltd.	1,311,000		31,589,308
Voltronic Power Technology Corp.	157,000	[a]	7,469,684
			51,135,702
Uruguay - 4.4%
Globant SA	42,423	[a]	7,576,324
MercadoLibre, Inc.	7,579	[a]	11,055,487
			18,631,811
Total Common Stocks (cost $347,981,269)			414,066,726

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 3.0%
Registered Investment Companies - 3.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $12,503,164)	5.41	12,503,164	[d]	12,503,164
Total Investments (cost $360,484,433)		100.5%		426,569,890
Liabilities, Less Cash and Receivables		(.5%)		(1,911,657)
Net Assets		100.0%		424,658,233

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2024, these securities were valued at $26,820,998 or 6.32% of net assets.

c Security, or portion thereof, on loan. At April 30, 2024, the value of the fund’s securities on loan was $3,883,963 and the value of the collateral was $4,111,163, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	13.4
Banks	11.4
Media & Entertainment	10.2
Semiconductors & Semiconductor Equipment	9.5
Consumer Staples Distribution	9.0
Technology Hardware & Equipment	7.2
Consumer Services	6.2
Software & Services	6.1
Insurance	5.9
Automobiles & Components	3.6
Investment Companies	3.0
Food, Beverage & Tobacco	2.9
Household & Personal Products	2.9
Financial Services	2.8
Consumer Discretionary Distribution	2.6
Consumer Durables & Apparel	1.5
Materials	1.5
Commercial & Professional Services	.8
100.5

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 10/31/2023	Purchases ($)†	Sales ($)	Value ($) 4/30/2024	Dividends/ Distributions ($)
Registered Investment Companies – 3.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 2.9%	4,443,104	109,996,255	(101,936,195)	12,503,164	277,790
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .0%	-	545,240	(545,240)	-	2,508	††
Total - 3.0%	4,443,104	110,541,495	(102,481,435)	12,503,164	280,298

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2024 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,883,963)—Note 1(c):
Unaffiliated issuers	347,981,269	414,066,726
Affiliated issuers	12,503,164	12,503,164
Cash denominated in foreign currency	239,354	239,511
Receivable for investment securities sold		2,766,172
Receivable for shares of Common Stock subscribed		727,173
Dividends and securities lending income receivable		250,866
Tax reclaim receivable—Note 1(b)		800
Prepaid expenses		75,061
		430,629,473
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		416,386
Foreign capital gains tax payable—Note 1(b)		2,417,128
Payable for investment securities purchased		2,304,663
Payable for shares of Common Stock redeemed		705,051
Directors’ fees and expenses payable		13,998
Other accrued expenses		114,014
		5,971,240
Net Assets ($)		424,658,233
Composition of Net Assets ($):
Paid-in capital		427,762,825
Total distributable earnings (loss)		(3,104,592)
Net Assets ($)		424,658,233

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	12,952,079	2,920,012	308,394,411	100,391,731
Shares Outstanding	659,240	156,571	15,549,347	5,035,789
Net Asset Value Per Share ($)	19.65	18.65	19.83	19.94

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2024 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $512,617 foreign taxes withheld at source):
Unaffiliated issuers	3,250,589
Affiliated issuers	277,790
Income from securities lending—Note 1(c)	2,508
Interest	1,373
Total Income	3,532,260
Expenses:
Management fee—Note 3(a)	1,635,390
Custodian fees—Note 3(c)	250,739
Shareholder servicing costs—Note 3(c)	212,221
Professional fees	95,271
Registration fees	47,891
Prospectus and shareholders’ reports	33,965
Directors’ fees and expenses—Note 3(d)	26,047
Chief Compliance Officer fees—Note 3(c)	12,742
Distribution fees—Note 3(b)	11,218
Interest expense—Note 2	6,345
Loan commitment fees—Note 2	5,413
Miscellaneous	23,206
Total Expenses	2,360,448
Less—reduction in expenses due to undertaking—Note 3(a)	(149,514)
Less—reduction in fees due to earnings credits—Note 3(c)	(973)
Net Expenses	2,209,961
Net Investment Income	1,322,299
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(11,665,425)
Net realized gain (loss) on foreign capital gains tax	(392,797)
Net Realized Gain (Loss)	(12,058,222)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	55,740,135
Net change in unrealized appreciation (depreciation) on foreign capital gains tax	(1,659,567)
Net Change in Unrealized Appreciation (Depreciation)	54,080,568
Net Realized and Unrealized Gain (Loss) on Investments	42,022,346
Net Increase in Net Assets Resulting from Operations	43,344,645

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations ($):
Net investment income	1,322,299	2,122,402
Net realized gain (loss) on investments	(12,058,222)	(30,058,764)
Net change in unrealized appreciation (depreciation) on investments	54,080,568	35,322,930
Net Increase (Decrease) in Net Assets Resulting from Operations	43,344,645	7,386,568
Distributions ($):
Distributions to shareholders:
Class A	(100,736)	-
Class I	(3,047,416)	(531,253)
Class Y	(1,093,363)	(474,449)
Total Distributions	(4,241,515)	(1,005,702)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,517,450	7,255,258
Class C	184,951	247,676
Class I	66,274,993	311,871,741
Class Y	7,997,185	24,015,940
Distributions reinvested:
Class A	94,029	-
Class I	3,041,454	530,501
Class Y	234,310	184,100
Cost of shares redeemed:
Class A	(2,756,727)	(3,433,975)
Class C	(510,684)	(886,755)
Class I	(117,558,270)	(128,827,992)
Class Y	(23,111,184)	(89,209,052)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(64,592,493)	121,747,442
Total Increase (Decrease) in Net Assets	(25,489,363)	128,128,308
Net Assets ($):
Beginning of Period	450,147,596	322,019,288
End of Period	424,658,233	450,147,596

	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Capital Share Transactions (Shares):
Class Aa
Shares sold	78,658	374,170
Shares issued for distributions reinvested	4,835	-
Shares redeemed	(140,407)	(177,183)
Net Increase (Decrease) in Shares Outstanding	(56,914)	196,987
Class C
Shares sold	9,816	13,664
Shares redeemed	(27,954)	(48,441)
Net Increase (Decrease) in Shares Outstanding	(18,138)	(34,777)
Class Ia
Shares sold	3,372,814	15,965,493
Shares issued for distributions reinvested	155,018	28,308
Shares redeemed	(6,062,922)	(6,747,746)
Net Increase (Decrease) in Shares Outstanding	(2,535,090)	9,246,055
Class Ya
Shares sold	400,974	1,230,711
Shares issued for distributions reinvested	11,882	9,777
Shares redeemed	(1,166,934)	(4,630,948)
Net Increase (Decrease) in Shares Outstanding	(754,078)	(3,390,460)

[a]

During the period ended April 30, 2024, 27,123 Class Y shares representing $535,400 were exchanged for 27,271 Class I shares. During the period ended October 31, 2023, 87,011 Class Y shares representing $1,703,335 were exchanged for 87,496 Class I shares and 1,890 Class A shares representing $33,277 were exchanged for 1,871 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2024		Year Ended October 31,
Class A Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	17.98	16.97	27.52	22.23	16.25	13.86
Investment Operations:
Net investment income (loss)[a]	.04	.03	(.06)	(.14)	(.10)	.03
Net realized and unrealized gain (loss) on investments	1.77	.98	(8.84)	5.48	6.43	2.48
Total from Investment Operations	1.81	1.01	(8.90)	5.34	6.33	2.51
Distributions:
Dividends from net investment income	(.14)	-	-	(.05)	(.35)	(.12)
Dividends from net realized gain on Investments	-	-	(1.65)	-	-	-
Total Distributions	(.14)	-	(1.65)	(.05)	(.35)	(.12)
Net asset value, end of period	19.65	17.98	16.97	27.52	22.23	16.25
Total Return (%)[b]	10.04[c]	5.95	(34.11)	24.04	39.62	18.28
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.32[d]	1.29	1.30	1.26	1.29	1.32
Ratio of net expenses to average net assets	1.25[d]	1.25	1.25	1.25	1.25	1.25
Ratio of net investment income (loss) to average net assets	.36[d]	.18	(.26)	(.51)	(.54)	.22
Portfolio Turnover Rate	21.17[c]	44.72	47.66	66.55	51.54	48.73
Net Assets, end of period ($ x 1,000)	12,952	12,876	8,810	25,711	8,826	3,795

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
April 30, 2024		Year Ended October 31,
Class C Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	17.00	16.17	26.49	21.52	15.73	13.42
Investment Operations:
Net investment (loss)[a]	(.04)	(.09)	(.20)	(.35)	(.22)	(.08)
Net realized and unrealized gain (loss) on investments	1.69	.92	(8.47)	5.32	6.23	2.41
Total from Investment Operations	1.65	.83	(8.67)	4.97	6.01	2.33
Distributions:
Dividends from net investment income	-	-	-	-	(.22)	(.02)
Dividends from net realized gain on Investments	-	-	(1.65)	-	-	-
Total Distributions	-	-	(1.65)	-	(.22)	(.02)
Net asset value, end of period	18.65	17.00	16.17	26.49	21.52	15.73
Total Return (%)[b]	9.65[c]	5.13	(34.60)	23.09	38.61	17.35
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.13[d]	2.07	2.06	2.01	2.07	2.10
Ratio of net expenses to average net assets	2.00[d]	2.00	2.00	2.00	2.00	2.00
Ratio of net investment (loss) to average net assets	(.38)[d]	(.49)	(.99)	(1.33)	(1.26)	(.51)
Portfolio Turnover Rate	21.17[c]	44.72	47.66	66.55	51.54	48.73
Net Assets, end of period ($ x 1,000)	2,920	2,971	3,388	6,578	4,330	3,798

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2024		Year Ended October 31,
Class I Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	18.17	17.14	27.71	22.35	16.34	13.96
Investment Operations:
Net investment income (loss)[a]	.06	.08	(.01)	(.08)	(.05)	.07
Net realized and unrealized gain (loss) on investments	1.79	1.00	(8.91)	5.52	6.46	2.50
Total from Investment Operations	1.85	1.08	(8.92)	5.44	6.41	2.57
Distributions:
Dividends from net investment income	(.19)	(.05)	-	(.08)	(.40)	(.19)
Dividends from net realized gain on Investments	-	-	(1.65)	-	-	-
Total Distributions	(.19)	(.05)	(1.65)	(.08)	(.40)	(.19)
Net asset value, end of period	19.83	18.17	17.14	27.71	22.35	16.34
Total Return (%)	10.23[b]	6.22	(33.94)	24.37	39.93	18.61
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10[c]	1.05	1.05	.99	1.02	1.00
Ratio of net expenses to average net assets	1.00[c]	1.00	1.00	.99	1.00	1.00
Ratio of net investment income (loss) to average net assets	.62[c]	.43	(.03)	(.28)	(.27)	.47
Portfolio Turnover Rate	21.17[b]	44.72	47.66	66.55	51.54	48.73
Net Assets, end of period ($ x 1,000)	308,394	328,508	151,527	227,678	76,571	50,399

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

Six Months Ended
April 30, 2024		Year Ended October, 31
Class Y Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	18.27	17.24	27.85	22.45	16.40	14.03
Investment Operations:
Net investment income (loss)[a]	.06	.11	.02	(.06)	(.03)	.07
Net realized and unrealized gain (loss) on investments	1.81	.98	(8.98)	5.55	6.48	2.51
Total from Investment Operations	1.87	1.09	(8.96)	5.49	6.45	2.58
Distributions:
Dividends from net investment income	(.20)	(.06)	-	(.09)	(.40)	(.21)
Dividends from net realized gain on Investments	-	-	(1.65)	-	-	-
Total Distributions	(.20)	(.06)	(1.65)	(.09)	(.40)	(.21)
Net asset value, end of period	19.94	18.27	17.24	27.85	22.45	16.40
Total Return (%)	10.22[b]	6.31	(33.91)	24.48	40.07	18.61
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98[c]	.92	.93	.90	.93	.98
Ratio of net expenses to average net assets	.98[c]	.92	.93	.90	.93	.98
Ratio of net investment income (loss) to average net assets	.64[c]	.59	.09	(.22)	(.19)	.47
Portfolio Turnover Rate	21.17[b]	44.72	47.66	66.55	51.54	48.73
Net Assets, end of period ($ x 1,000)	100,392	105,793	158,295	374,690	290,661	222,607

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Emerging Markets Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds II, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser” or “NIM”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser. NIM has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management North America, LLC (“NIMNA”), which enables NIMNA to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIMNA is subject to the supervision of NIM and the Adviser. NIMNA is also an affiliate of the Adviser. NIMNA, located at 201 Washington Street, Boston, MA 02108. NIMNA is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Y (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Director (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of April 30, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	84,707,836	329,358,890	††	-	414,066,726
Investment Companies	12,503,164	-		-	12,503,164

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2024, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2024, BNY Mellon earned $342 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of April 30, 2024, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:

	Assets ($)		Liabilities ($)
Securities Lending	3,883,963		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	3,883,963		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(3,883,963)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets,

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Emerging Market Risk.: The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include the lack of publicly available information, the lack of uniform disclosure, accounting and financial reporting and recordkeeping standards, and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses, and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2024, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2024, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $42,105,024 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2023. The fund has $23,029,380 of short-term capital losses and $19,075,644 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2023 was as follows: ordinary income $1,005,702. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

During the period ended April 30, 2024, the fund was charged $6,345 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2024 was approximately $200,000 with a related weighted average annualized interest rate of 6.38%.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets. The Adviser has contractually agreed, from November 1, 2023 through March 1, 2025, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the value of the fund’s average daily net assets. On or after March 1, 2025, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking amounted to $149,514 during the period ended April 30, 2024.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

During the period ended April 30, 2024, the Distributor retained $138 from commissions earned on sales of the fund’s Class A shares and $88 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended April 30, 2024, Class C shares were charged $11,218 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2024, Class A and Class C shares were charged $16,820 and $3,739, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan and Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2024, the fund was charged $3,754 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $973.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2024, the fund was charged $250,739 pursuant to the custody agreement.

During the period ended April 30, 2024, the fund was charged $12,742 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $263,845, Distribution Plan fees of $1,816, Shareholder Services Plan fees of $3,267, Custodian fees of $155,000 Chief Compliance Officer fees of $4,765 and Transfer Agent fees of $1,390, which are offset against an expense reimbursement currently in effect in the amount of $13,697.

(d) Each board member of the fund also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2024, amounted to $90,795,027 and $166,431,850, respectively.

At April 30, 2024, accumulated net unrealized appreciation on investments was $66,085,457, consisting of $81,412,949 gross unrealized appreciation and $15,327,492 gross unrealized depreciation.

At April 30, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT, SUB-INVESTMENT ADVISORY AGREEMENT AND SUB-SUB-INVESTMENT ADIVSORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors (the “Board”) held on February 27-28, 2024, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, the Sub-Investment Advisory Agreement, pursuant to which Newton Investment Management Limited (the “Sub-Adviser” or “NIM”) provides day-to-day management of the fund’s investments, and the Sub-Sub-Investment Advisory Agreement (collectively with the Management Agreement and the Sub-Investment Advisory Agreement, the “Agreements”), between NIM and Newton Investment Management North America, LLC (“NIMNA”), pursuant to which NIM may use the investment advisory personnel, resources and capabilities available at its sister company, NIMNA, in providing the day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including that there are no soft dollar arrangements in place for the fund) and the standards applied in seeking best execution.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT, SUB-INVESTMENT ADVISORY AGREEMENT AND SUB-SUB-INVESTMENT ADIVSORY AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class Y shares with the performance of a group of institutional emerging markets funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional emerging markets funds (the “Performance Universe”), all for various periods ended December 31, 2023, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all institutional emerging markets funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except for the four- and five-year periods when the fund’s total return performance was above the Performance Group and Performance Universe medians. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board noted that the fund had a five star rating for the five-year period and a four star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and lower than the Expense Universe median actual management fee, and the fund’s total expenses were lower than the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2025, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the value of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Sub-Adviser for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT, SUB-INVESTMENT ADVISORY AGREEMENT AND SUB-SUB-INVESTMENT ADIVSORY AGREEMENT (Unaudited) (continued)

a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

For More Information

BNY Mellon Global Emerging Markets Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management Limited
160 Queen Victoria Street
London, EC4V, 4LA, England

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DGEAX Class C: DGECX Class I: DGIEX Class Y: DGEYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 6243SA0424

BNY Mellon Yield Enhancement Strategy Fund

SEMI-ANNUAL REPORT April 30, 2024

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2023, through April 30, 2024, as provided by Anthony Mastrocola and Lisa M. Sampson, Portfolio Managers.

Market and Fund Performance Overview

For the six-month period ended April 30, 2024, the BNY Mellon Yield Enhancement Strategy Fund (the “fund”) produced a total return of 7.47% for Class A shares, 7.18% for Class C shares, 7.74% for Class I shares and 7.77% for Class Y shares.1 In comparison, the Lipper Alternative Credit Focus Funds Index (the “Index”) produced a total return of 5.80% for the same period, and the Bloomberg US Aggregate Bond Index (the “Bloomberg Agg Index”) produced a total return of 4.97% for the same period.2

Bond prices rose during the reporting period as inflation eased, the U.S. Federal Reserve (the “Fed”) appeared to near the end of its current interest-rate hiking cycle, and global economic growth remained broadly positive. The fund outperformed the Index, due to positive absolute returns from all strategies.

The Fund’s Investment Approach

The fund seeks high current income. To pursue its goal, it normally allocates its assets across fixed-income investment strategies. The fund is designed to complement and diversify traditional bond portfolios. The fund normally allocates its assets among other investment companies (underlying funds) that employ various fixed-income investment strategies, including those focusing on domestic and foreign corporate bonds, high yield securities (“junk” bonds), senior loans, emerging-markets debt and municipal securities.

BNY Mellon Investment Adviser, Inc. determines the fund’s asset allocation to the fixed-income investment strategies and sets the investment ranges using fundamental and quantitative analysis and its economic and financial markets outlook. Underlying funds are selected based on their investment objectives and management policies, investment strategies and portfolio holdings, risk/reward profiles, historical performance and other factors. As of April 30, 2024, the fund held investments in: BNY Mellon Corporate Bond Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon Floating Rate Income Fund, BNY Mellon High Yield Fund, BNY Mellon Global Dynamic Bond Income Fund and TCW Emerging Markets Income Fund.

Global Markets Benefit from Positive Macroeconomic Trends

Inflation rates in many developed economies showed signs of easing during the reporting period. As a result, central banks generally put a hold on further interest-rate hikes, and many indicated the possibility of cutting rates in 2024. However, inflation proved stickier than expected as the period progressed, causing many central banks to postpone cuts. Accordingly, after declining in late 2023, bond yields increased again in the first quarter of 2024, although they generally remained below the levels seen at the beginning of the period. Still, bond prices rose and high yield spreads tightened, particularly for non-distressed high yield bonds. Government bond markets experienced robust demand, fueled by institutional investors seeking stability amid an uncertain economic environment and increasing geopolitical risks. Reduced issuance of new government bonds added to the supply/demand imbalance, further bolstering prices. Emerging-markets bonds further benefited from

2

attractive relative valuations, stabilizing credit fundamentals, a weaker U.S. dollar, improving local economic conditions and structural economic reforms in several countries.

Strong Performance from All Underlying Funds

All of the fund’s strategies delivered positive returns, with all underlying funds outperforming the Bloomberg Agg Index, and all but one outperforming its benchmark. The strongest contributor to performance was BNY Mellon Municipal Opportunities Fund, which outperformed its benchmark by 2.48% and earned second percentile in its Morningstar Peer Group. It contributed 2.91% to fund performance. BNY Mellon High Yield Fund was the only fund to underperform its benchmark, returning 8.45% compared to 8.96% for the ICE BofA US HY Constrained Index. Despite underperforming its benchmark, it contributed 1.1% to fund performance.

Attractive Opportunities for Income Returns

While inflation remains more persistent than expected in the face of high interest rates, it has fallen well below the peaks set in mid-2022. Central banks, while postponing rate cuts in the short term, still appear on a trajectory to reduce rates in late 2024 or 2025, with few prospects for additional rate increases. On the other hand, fading recession risks translate into a lower probability that rate cuts, when they come, will be aggressive. While income returns remain attractive, it appears likely the pace of rate cuts will be more gradual, which limits the possibility of a vigorous rates rally. In light of these conditions, the fund’s positioning remains unchanged as of the end of the reporting period.

May 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charges. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results.

² Source: Lipper Inc. — The Bloomberg US Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). The Lipper Alternative Credit Focus Funds Index consists of funds that, by prospectus language, invest in a wide range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling trying to benefit from any changes in credit quality, credit spreads and market liquidity. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Municipal income may be subject to state and local taxes. Capital gains, if any, are taxable.

Inflation-linked bonds (ILBs) issued by a government are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation; ILBs decline in value when real interest rates rise. Treasury Inflation-Protected Securities (TIPS) are ILBs issued by the U.S. Government.

Mortgage-backed securities: Ginnie Maes and other securities backed by the full faith and credit of the United States Government are guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Privately issued mortgage-related securities also are subject to credit risks associated with the underlying mortgage properties. These securities may be more volatile and less liquid than more traditional, government backed debt securities.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity. These risks are generally greater with emerging-markets countries than with more economically and politically established foreign countries.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The underlying funds’ underlying strategies may use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The ability of the fund to achieve its investment goal depends, in part, on the ability of BNY Mellon Investment Adviser, Inc. to effectively allocate the fund’s assets among the investment strategies and the underlying funds.

To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Yield Enhancement Strategy Fund from November 1, 2023 to April 30, 2024. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2024

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.56	$6.49	$.77	$.52
Ending value (after expenses)	$1,074.70	$1,071.80	$1,077.40	$1,077.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2024

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.47	$6.32	$.75	$.50
Ending value (after expenses)	$1,021.43	$1,018.60	$1,024.12	$1,024.37
†

Expenses are equal to the fund’s annualized expense ratio of .69% for Class A, 1.26% for Class C, .15% for Class I and .10% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
April 30, 2024 (Unaudited)

Description	Shares		Value ($)
Investment Companies - 98.9%
Domestic Fixed Income - 46.0%
BNY Mellon Corporate Bond Fund, Cl. M	1,858,016	[a]	21,943,165
BNY Mellon Floating Rate Income Fund, Cl. Y	5,431,938	[a]	60,403,151
BNY Mellon High Yield Fund, Cl. I	6,224,403	[a]	32,802,606
			115,148,922
Foreign Fixed Income - 22.5%
BNY Mellon Global Dynamic Bond Income Fund, Cl. Y	2,989,230	[a]	31,416,807
TCW Emerging Markets Income Fund, Cl. I	3,945,308		25,052,706
			56,469,513
Municipal Bond - 30.4%
BNY Mellon Municipal Opportunities Fund, Cl. M	6,176,478	[a]	76,032,449
Total Investments (cost $250,155,532)	98.9%		247,650,884
Cash and Receivables (Net)	1.1%		2,756,038
Net Assets	100.0%		250,406,922

a Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	98.9
98.9

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 10/31/2023	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)
Domestic Fixed Income - 46.0%
BNY Mellon Corporate Bond Fund, Cl. M - 8.8%	23,350,920	7,080,780	(9,705,070)	(438,224)
BNY Mellon Floating Rate Income Fund, Cl. Y - 24.1%	63,724,344	19,693,066	(24,262,675)	(1,780,711)
BNY Mellon High Yield Fund, Cl. I - 13.1%	34,094,634	10,478,519	(13,479,264)	(845,386)

6

Description	Value ($) 10/31/2023	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)
Foreign Fixed Income - 12.5%
BNY Mellon Global Dynamic Bond Income Fund, Cl. Y - 12.5%	34,337,658	9,717,556	(14,018,434)	(1,819,579)
Municipal Bond - 30.4%
BNY Mellon Municipal Opportunities Fund, Cl. M - 30.4%	79,105,062	24,811,260	(34,506,916)	(1,076,152)
Total - 88.9%	234,612,618	71,781,181	(95,972,359)	(5,960,052)

Description	Net Change in Unrealized Appreciation (Depreciation) ($)	Value ($) 4/30/2024	Dividends/ Distributions ($)
Domestic Fixed Income - 46.0%
BNY Mellon Corporate Bond Fund, Cl. M - 8.8%	1,654,759	21,943,165	534,314
BNY Mellon Floating Rate Income Fund, Cl. Y - 24.1%	3,029,127	60,403,151	3,326,901
BNY Mellon High Yield Fund, Cl. I - 13.1%	2,554,103	32,802,606	1,394,709
Foreign Fixed Income - 12.5%
BNY Mellon Global Dynamic Bond Income Fund, Cl. Y - 12.5%	3,199,606	31,416,807	261,549
Municipal Bond - 30.4%
BNY Mellon Municipal Opportunities Fund, Cl. M - 30.4%	7,699,195	76,032,449	1,542,555
Total - 88.9%	18,136,790	222,598,178	7,060,028

† Includes reinvested dividends/distributions.

See notes to financial statements.

7

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2024 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	24,327,151	25,052,706
Affiliated issuers	225,828,381	222,598,178
Cash		2,732,797
Dividends receivable		606,028
Receivable for investment securities sold		307,472
Receivable for shares of Common Stock subscribed		45,000
Prepaid expenses		52,383
		251,394,564
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		4,984
Payable for investment securities purchased		604,872
Payable for shares of Common Stock redeemed		323,509
Directors’ fees and expenses payable		7,928
Other accrued expenses		46,349
		987,642
Net Assets ($)		250,406,922
Composition of Net Assets ($):
Paid-in capital		292,550,339
Total distributable earnings (loss)		(42,143,417)
Net Assets ($)		250,406,922

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	328,016	165,914	11,718,413	238,194,579
Shares Outstanding	29,653	15,011	1,056,267	21,489,396
Net Asset Value Per Share ($)	11.06	11.05	11.09	11.08

See notes to financial statements.

8

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2024 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	790,227
Affiliated issuers	7,060,028
Interest	77,682
Total Income	7,927,937
Expenses:
Professional fees	47,043
Registration fees	39,601
Directors’ fees and expenses—Note 3(d)	19,265
Chief Compliance Officer fees—Note 3(c)	9,810
Prospectus and shareholders’ reports	8,822
Interest expense—Note 2	5,826
Loan commitment fees—Note 2	5,086
Shareholder servicing costs—Note 3(c)	4,012
Custodian fees—Note 3(c)	851
Distribution fees—Note 3(b)	632
Miscellaneous	15,798
Total Expenses	156,746
Less—reduction in fees due to earnings credits—Note 3(c)	(251)
Net Expenses	156,495
Net Investment Income	7,771,442
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	(2,364,956)
Affiliated issuers	(5,960,052)
Net change in unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	4,765,943
Affiliated issuers	18,136,790
Net Change in Unrealized Appreciation (Depreciation)	22,902,733
Net Realized and Unrealized Gain (Loss) on Investments	14,577,725
Net Increase in Net Assets Resulting from Operations	22,349,167

See notes to financial statements.

9

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations ($):
Net investment income	7,771,442	16,645,990
Net realized gain (loss) on investments	(8,325,008)	(3,202,676)
Net change in unrealized appreciation (depreciation) on investments	22,902,733	3,909,918
Net Increase (Decrease) in Net Assets Resulting from Operations	22,349,167	17,353,232
Distributions ($):
Distributions to shareholders:
Class A	(7,482)	(17,719)
Class C	(3,572)	(8,585)
Class I	(304,821)	(540,137)
Class Y	(7,552,355)	(16,696,989)
Total Distributions	(7,868,230)	(17,263,430)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	23,355	780
Class I	3,166,113	7,542,182
Class Y	119,002,620	163,819,480
Distributions reinvested:
Class A	5,625	13,630
Class C	3,108	7,558
Class I	287,625	523,635
Class Y	434,595	1,036,656
Cost of shares redeemed:
Class A	(17,359)	(33,925)
Class C	(13,006)	(18,724)
Class I	(3,533,468)	(5,275,926)
Class Y	(151,097,194)	(189,926,077)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(31,737,986)	(22,310,731)
Total Increase (Decrease) in Net Assets	(17,257,049)	(22,220,929)
Net Assets ($):
Beginning of Period	267,663,971	289,884,900
End of Period	250,406,922	267,663,971

10

	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Capital Share Transactions (Shares):
Class A
Shares sold	2,109	72
Shares issued for distributions reinvested	512	1,266
Shares redeemed	(1,567)	(3,135)
Net Increase (Decrease) in Shares Outstanding	1,054	(1,797)
Class C
Shares issued for distributions reinvested	283	703
Shares redeemed	(1,192)	(1,734)
Net Increase (Decrease) in Shares Outstanding	(909)	(1,031)
Class Ia
Shares sold	285,615	695,232
Shares issued for distributions reinvested	26,083	48,501
Shares redeemed	(318,940)	(487,349)
Net Increase (Decrease) in Shares Outstanding	(7,242)	256,384
Class Ya
Shares sold	10,860,139	15,127,197
Shares issued for distributions reinvested	39,407	96,125
Shares redeemed	(13,654,158)	(17,543,849)
Net Increase (Decrease) in Shares Outstanding	(2,754,612)	(2,320,527)

[a]

During the period ended April 30, 2024, 144,703 Class Y shares representing $1,597,814 were exchanged for 144,566 Class I shares and during the period ended October 31, 2023, 340,063 Class Y shares representing $3,675,405 were exchanged for 339,790 Class I shares and during the period.

See notes to financial statements.

11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class A Shares	April 30, 2024	Year Ended October 31,
(unaudited)		2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.54	10.55	12.34	12.06	12.29	12.02
Investment Operations:
Net investment income[a]	.26	.56	.35	.36	.42	.49
Net realized and unrealized gain (loss) on investments	.52	.01	(1.79)	.28	(.21)	.27
Total from Investment Operations	.78	.57	(1.44)	.64	.21	.76
Distributions:
Dividends from net investment income	(.26)	(.58)	(.35)	(.36)	(.44)	(.49)
Net asset value, end of period	11.06	10.54	10.55	12.34	12.06	12.29
Total Return (%)[b]	7.47[c]	5.32	(11.80)	5.30	1.75	6.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.69[e]	.64	.60	.53	.49	.47
Ratio of net expenses to average net assets[d]	.69[e]	.64	.60	.53	.49	.47
Ratio of net investment income to average net assets[d]	4.74[e]	5.18	3.03	2.88	3.47	4.19
Portfolio Turnover Rate	28.47[c]	28.91	34.02	10.58	8.41	21.45
Net Assets, end of period ($ x 1,000)	328	301	321	417	564	585

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Amount does not include the expenses of the underlying funds.

e Annualized.

See notes to financial statements.

12

Six Months Ended
Class C Shares	April 30, 2024	Year Ended October 31,
(unaudited)		2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.53	10.54	12.33	12.05	12.29	12.02
Investment Operations:
Net investment income[a]	.23	.50	.27	.24	.34	.40
Net realized and unrealized gain (loss) on investments	.52	.00[b]	(1.78)	.33	(.21)	.29
Total from Investment Operations	.75	.50	(1.51)	.57	.13	.69
Distributions:
Dividends from net investment income	(.23)	(.51)	(.28)	(.29)	(.37)	(.42)
Net asset value, end of period	11.05	10.53	10.54	12.33	12.05	12.29
Total Return (%)[c]	7.18[d]	4.67	(12.38)	4.73	1.10	5.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	1.26[f]	1.25	1.24	1.23	1.11	1.12
Ratio of net expenses to average net assets[e]	1.26[f]	1.25	1.24	1.23	1.11	1.12
Ratio of net investment income to average net assets[e]	4.19[f]	4.57	2.30	2.02	2.88	3.32
Portfolio Turnover Rate	28.47[d]	28.91	34.02	10.58	8.41	21.45
Net Assets, end of period ($ x 1,000)	166	168	179	105	24	25

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Amount does not include the expenses of the underlying funds.

f Annualized.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class I Shares	April 30, 2024	Year Ended October 31,
(unaudited)		2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.57	10.58	12.37	12.09	12.32	12.05
Investment Operations:
Net investment income[a]	.29	.60	.40	.40	.47	.53
Net realized and unrealized gain (loss) on investments	.52	.03	(1.78)	.29	(.22)	.27
Total from Investment Operations	.81	.63	(1.38)	.69	.25	.80
Distributions:
Dividends from net investment income	(.29)	(.64)	(.41)	(.41)	(.48)	(.53)
Net asset value, end of period	11.09	10.57	10.58	12.37	12.09	12.32
Total Return (%)	7.74[b]	5.84	(11.34)	5.74	2.13	6.85
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.15[d]	.14	.12	.11	.11	.09
Ratio of net expenses to average net assets[c]	.15[d]	.13	.12	.11	.11	.09
Ratio of net investment income to average net assets[c]	5.30[d]	5.56	3.50	3.23	3.85	4.34
Portfolio Turnover Rate	28.47[b]	28.91	34.02	10.58	8.41	21.45
Net Assets, end of period ($ x 1,000)	11,718	11,238	8,540	11,095	9,877	9,804

a Based on average shares outstanding.

b Not annualized.

c Amount does not include the expenses of the underlying funds.

d Annualized.

See notes to financial statements.

14

Six Months Ended
Class Y Shares	April 30, 2024	Year Ended October 31,
(unaudited)		2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.56	10.57	12.36	12.08	12.31	12.04
Investment Operations:
Net investment income[a]	.30	.63	.41	.41	.48	.53
Net realized and unrealized gain (loss) on investments	.52	.00[b]	(1.79)	.28	(.22)	.28
Total from Investment Operations	.82	.63	(1.38)	.69	.26	.81
Distributions:
Dividends from net investment income	(.30)	(.64)	(.41)	(.41)	(.49)	(.54)
Net asset value, end of period	11.08	10.56	10.57	12.36	12.08	12.31
Total Return (%)	7.77[c]	5.90	(11.32)	5.78	2.18	6.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.10[e]	.09	.09	.08	.06	.06
Ratio of net expenses to average net assets[d]	.10[e]	.09	.08	.08	.06	.06
Ratio of net investment income to average net assets[d]	5.35[e]	5.78	3.56	3.33	3.96	4.39
Portfolio Turnover Rate	28.47[c]	28.91	34.02	10.58	8.41	21.45
Net Assets, end of period ($ x 1,000)	238,195	255,957	280,845	269,094	314,130	409,982

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Amount does not include the expenses of the underlying funds.

e Annualized.

See notes to financial statements.

15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Yield Enhancement Strategy Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds II, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek high current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Y (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

16

As of April 30, 2024, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held 2,000 Class A shares and 2,000 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Investment Companies	247,650,884	-	-	247,650,884

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments,

18

and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Allocation Risk: The ability of the fund to achieve its investment goal depends, in part, on the ability of the Adviser to allocate effectively the fund’s assets among the investment strategies and the underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal.

Exchanged Traded Fund (“ETF”) and Other Investment Company Risk: To the extent the fund invests in pooled investment vehicles, such as ETF and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment companies, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment companies (including management fees) in addition to the expenses of the fund.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2024, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2024, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $22,498,561 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2023. The fund has $3,294,635 of short-term capital losses and $19,203,926 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2023 was as follows: ordinary income $14,240,790 and tax-exempt income $3,022,640. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

20

During the period ended April 30, 2024, the Fund was charged $5,826 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2024 was approximately $183,516 with a related weighted average annualized interest rate of 6.38%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, there is no management fee paid to the Adviser. The fund may invest in other affiliated mutual funds advised by the Adviser and unaffiliated open-end funds, closed-end funds and exchange-traded funds. All fees and expenses of the underlying funds are reflected in the underlying fund’s net asset value.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended April 30, 2024, Class C shares were charged $632 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2024, Class A and Class C shares were charged $392 and $211, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2024, the fund was charged $1,751 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $251.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2024, the fund was charged $851 pursuant to the custody agreement.

During the period ended April 30, 2024, the fund was charged $9,810 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: Distribution Plan fees of $103, Shareholder Services Plan fees of $101, Custodian fees of $612, Chief Compliance Officer fees of $3,365 and Transfer Agent fees of $803.

(d) Each board member of the fund also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

22

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2024, amounted to $80,420,492 and $107,215,627, respectively.

At April 30, 2024, accumulated net unrealized depreciation on investments was $2,504,648, consisting of $1,069,684 gross unrealized appreciation and $3,574,332 gross unrealized depreciation.

At April 30, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

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INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors (the “Board”) held on February 27-28, 2024, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class Y shares with the performance of a group of two institutional alternative credit focus funds and two institutional absolute return funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional alternative credit focus funds (the “Performance Universe”), all for various periods ended December 31, 2023, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds

24

consisting of all institutional alternative credit focus and absolute return funds of funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, except for the one-year period when the fund’s total return performance was above the Performance Group median, and was above the Performance Universe median for all periods, except for the two-year period when the fund’s total return performance was slightly below the Performance Universe median. The Board also considered that the fund’s yield performance was at or above the Performance Group and the Performance Universe medians for nine of the nine one-year periods ended December 31, 2023. It was noted that there were only four other funds in the Performance Group. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in eight of the nine calendar years shown. The Board noted that the fund had a four star rating for the three-year period from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board considered that the fund pays management fees only at the underlying fund (acquired funds) level, so that the contractual and actual management fees of the fund were zero. The Board noted that the fund bears indirectly its pro rata share of expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Adviser or its affiliates. The Board reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s total expenses, before including underlying fund (acquired funds) fees and expenses were lower than the Expense Group median and lower than the Expense Universe median total expenses, and after including underlying fund (acquired funds) fees and expenses were at the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees and total expenses of the one fund advised by the Adviser that is in the same Lipper category as the fund. Since the fund does not pay any management fees directly to the Adviser, the Board did not consider this information relevant to its consideration of the Agreement. Representatives of the Adviser noted that there were

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INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. Since the fund pays no fees to the Adviser under the Agreement, the Board did not consider profitability or economies of scale with respect to the fund relevant to its consideration of the Agreement.

The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s overall performance.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

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For More Information

BNY Mellon Yield Enhancement Strategy Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DABMX Class C: DABLX Class I: DABKX Class Y: DABJX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 6327SA0424

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds II, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: June 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: June 22, 2024

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: June 21, 2024

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)